Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 5, 2013 and effective as of March 31, 2013 (the “Effective Date”), by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”) and AIMCO/Bethesda HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda, collectively referred to as the “Borrowers”), each party listed as a “Guarantor” on the signature pages hereto (collectively, the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and each of the undersigned “Lenders” (hereinafter referred to collectively as the “Lenders”).
W I T N E S S E T H:
WHEREAS, the Borrowers, KeyBank, Agent and the other Lenders, among others, are party to that certain Senior Secured Credit Agreement dated as of December 13, 2011 (as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the “Credit Agreement”);
WHEREAS, the Guarantors executed and delivered to Agent and the Lenders that certain Continuing Guaranty dated as of December 13, 2011 (as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the “Guaranty”); and
WHEREAS, the Borrowers and the Guarantors have requested that the Lenders modify the Credit Agreement in certain respects and the Lenders have agreed to modifications on the terms and conditions set forth below;
NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements set forth hereinbelow, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, and as a material inducement to the Lenders to agree to such modifications, the parties do hereby covenant and agree as follows:
1.Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

2.Modification of the Credit Agreement. The Borrowers, Agent and the Lenders do hereby modify and amend the Credit Agreement by deleting the reference to “7.00%” in the definition of “Applicable Capitalization Rate” in Section 1.01 of the Credit Agreement and

inserting in lieu thereof “6.75%”, such modification and amendment to be retroactive and effective as of the Effective Date.

3.Conditions. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent (the date all such conditions have been satisfied or waived in writing by the Lenders hereinafter referred to as the “Amendment Closing Date”):

(i)Execution of this Amendment. The Agent shall have received executed originals of counterpart signature pages to this Amendment from the Borrowers, the Guarantors and the Required Lenders.

(ii)No Default. There shall exist no Default or Event of Default.

(iii)Representations and Warranties. The representations and warranties contained in Article V of the Credit Agreement and in each other Loan Document shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Amendment Closing Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall only be required to have been true and correct in all material respects as of such earlier date and except that for purposes of this Section 3(iii), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement).

4.Expenses. The Borrowers shall pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 10.04 of the Credit Agreement.

5.References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

6.Consent of the Borrowers and the Guarantors. By execution of this Amendment, the Borrowers and the Guarantors hereby expressly consent to the modification and amendment relating to the Credit Agreement as set forth herein, and the Borrowers and the Guarantors hereby acknowledge, represent and agree that the Loan Documents remain in full force and effect and constitute the valid and legally binding obligations of Borrowers and Guarantors enforceable against such Persons in accordance with their respective terms.

7.Representations. Each Borrower and each Guarantor represents and warrants to Agent and the Lenders as follows:

(a)Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of such Borrower and such Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and such Guarantor, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the articles of incorporation, bylaws, operating agreement, partnership agreement, declaration of trust or other charter documents of, or any agreement or other instrument binding upon, such Borrower or such Guarantor, or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any Borrower or any Guarantor, and (vi) do not require the approval or consent of, action by, notice to or filing with, any Governmental Authority or other Person other than those already obtained and delivered to Agent.

(b)Enforceability. This Amendment constitutes the valid and legally binding obligations of the Borrowers and the Guarantors, enforceable in accordance with the respective terms and provisions hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)Reaffirmation. The Borrowers and the Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrowers, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith (except to the extent such representations and warranties specifically relate to an earlier date and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement).

8.No Default. By execution hereof, the Borrowers certify that as of the date of this Amendment and immediately after giving effect to this Amendment no Default or Event of Default has occurred and is continuing.

9.Waiver of Claims. Each Borrower and each Guarantor acknowledges, represents and agrees that as of the date of this Amendment it has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and the Borrowers and Guarantors do hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

10.Ratification, etc. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Credit Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of any Borrower or any Guarantor under the Loan Documents.

11.Amendment as Loan Document. This Amendment shall constitute a Loan Document.

12.Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic image (e.g., “PDF” or “TIF” via electronic mail) shall be effective as delivery of a manually executed counterpart of this Amendment.

13.Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. All captions in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment, under seal, as of the day and year first above written.
BORROWERS:
APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership

By:	AIMCO-GP, INC.,a Delaware corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation

By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer

GUARANTORS:
AIMCO EQUITY SERVICES, INC.,
a Virginia corporation
AIMCO HOLDINGS QRS, INC. ,
a Delaware corporation
AIMCO-LP TRUST,
a Delaware trust
AIMCO PROPERTIES FINANCE CORP,
a Delaware corporation
ANGELES REALTY CORPORATION II,
a California corporation
CONCAP EQUITIES, INC.,
a Delaware corporation
NHP A&R SERVICES, INC.,
a Virginia corporation
NHPMN STATE MANAGEMENT, INC.,
a Delaware corporation
AIMCO-GP, INC.,
a Delaware corporation
NHPMN-GP, INC.
a Delaware corporation
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer
AIMCO IPLP, L.P., a Delaware limited partnership

By:	AIMCO/IPT, Inc., a Delaware corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P., a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc., a Delaware corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer
AMBASSADOR CRM FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ambassador Florida Partners Limited Partnership,
a Delaware limited partnership, its General Partner

By:	Ambassador Florida Partners, Inc., a Delaware corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer

AMBASSADOR APARTMENTS, L.P., a Delaware limited partnership

By:	AIMCO QRS GP, LLC, a Delaware limited liability company, its General Partner

By:	AIMCO Properties, L.P., a Delaware limited partnership, its Member

By:	AIMCO-GP, Inc., a Delaware corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer
LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	AIMCO GP LA, L.P., a Delaware limited partnership, its General Partner

By:	AIMCO-GP, Inc., a Delaware corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer
GP-OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership, its Member

By:	AIMCO-GP, Inc., a Delaware corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer

NHPMN MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc., a Delaware corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer
NHPMN MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO/Bethesda Holdings, Inc., a Delaware corporation, its General Manager
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer
OP PROPERTY MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc., a Delaware corporation, its Managing General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer
OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership, its General Manager

By:	AIMCO-GP, Inc., a Delaware corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer

LAC PROPERTIES GP I LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties GP I LLC, a Delaware limited liability company, its General Partner

By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership, its Managing Member

By:	AIMCO GP LA, L.P., a Delaware limited partnership, its General Partner

By:	AIMCO-GP, Inc., a Delaware corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer
LAC PROPERTIES GP II LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties QRS II Inc., a Delaware corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer
AIMCO SELECT PROPERTIES, L.P., a Delaware limited partnership

By:	AIMCO/Bethesda Holdings, Inc., a Delaware corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding

Title: Executive Vice President and Treasurer
THE NATIONAL HOUSING PARTNERSHIP, a District of Columbia limited partnership

By:	National Corporation for Housing Partnerships, a District of Columbia corporation, its General Partner
By: /s/ Patti K. Fielding
Name: Patti K. Fielding
Title: Executive Vice President and Treasurer

LENDERS:
KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By: /s/ Kathleen M. Ahern
Name: Kathleen M. Ahern
Title: Senior Banker
WELLS FARGO BANK, N.A., as Syndication Agent and as a Lender
By: /s/ Carl Skanderup
Name: Carl Skanderup
Title: Vice President
BANK OF AMERICA, N.A., as Co-Documentation Agent, an L/C Issuer and as a Lender
By: /s/ James P. Johnson
Name: James P. Johnson
Title: Senior Vice President
REGIONS BANK, as Co-Documentation Agent and as a Lender
By: /s/ Kevin W. Murry
Name: Kevin W. Murry
Title: Director
CITIBANK, N.A., as a Lender
By: /s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Corey Focke
Name: Corey Focke
Title: Vice President
HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By: /s/ Timothy J. Mertens
Name: Timothy J. Mertens
Title: Vice President
MORGAN STANLEY BANK, N.A, as a Lender
By: /s/ Nick Zangari
Name: Nick Zangari
Title: Authorized Signatory
THE HUNTINGTON NATIONAL BANK, a national banking association, as a Lender
By: /s/ Arthur N. DePompei
Name: Arthur N. DePompei
Title: Vice President
RAYMOND JAMES BANK, N.A., as a Lender
By: /s/ Thomas G. Scott
Name: Thomas G. Scott
Title: Senior Vice President